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                                                                    Exhibit 23.3


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference into the Registration Statements No. 33-50425, 333-60271, 333-20561, and 333-76155 of Virginia Electric and Power
Company on Form S-3 of our report dated January 28, 2000, appearing in this Annual Report on Form 10-K Virginia Electric and Power Company for the year ended December 31, 1999.


DELOITTE & TOUCHE LLP

Richmond, Virginia
February 28, 2000